UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2016

TREE TOP INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-54817	83-0250943
(Commission File Number)	(I.R.S. Employer Identification No.)

3887 Pacific Street, Las Vegas, NV	89121
(Address of principal executive offices)	(Zip Code)

(212) – 204 - 7926
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

SECTION 3.  SECURITIES AND TRADING MARKETS

Item 3.03 Material Modification to Rights of Security Holders.

On April 15, 2016, 2016, Tree Top Industries, Inc., a Nevada corporation (the “Company”) notified the Financial Regulatory Industry Authority (FINRA) that it intended to effect a ten-for-one forward stock split of its authorized, issued and outstanding shares of Common Stock, par value $0.001 per share (the “Amendment”).  The record date for the forward split will be the date of the filing of the Certificate of Change amending the Company’s Articles of Incorporation, a copy of which is attached to this Report on Form 8-K as Exhibit 3.1.  The filing and record date is expected to be on or about April 28, 2016.  The Amendment is described in more detail in this Report in “Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.”

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company has notified FINRA at least ten (10) days in advance of its intent to effect a ten-for-one forward stock split of the Company’s authorized number of shares of Common Stock, and its issued and outstanding shares of Common Stock.  The record date for the forward stock split will be on or about the date of the filing of the Certificate of Change with the Nevada Secretary of State, a copy of which is attached to this Report as Exhibit 3.1.  The record date is expected to be on or about April 28, 2016.  The effects of the forward stock split are: (1) to cause the Company’s Articles of Incorporation to be amended to provide for the number of authorized shares of Common Stock to be increased from ten million to 100,000,000, and (2) for every one share of Common Stock issued and outstanding on the record date that are held by a holder, the holder will thereupon have ten shares of Common Stock.  No fractional shares will be issued nor will money be paid for them, rather, fractional shares will be rounded up to the nearest whole number.  The forward stock split applies to the Company’s Common Stock and has no application to the Company’s authorized, issued or outstanding shares of Preferred Stock, except for any adjustments that may be mandated by the terms and conditions of a particular Certificate of Designation for a specific outstanding series of Preferred Stock.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

3.1	Certificate of Change of Tree Top Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TREE TOP INDUSTRIES, INC.

Date: April 15, 2016	By:	/s/ David Reichman
David Reichman
Chairman & CEO